Filed Pursuant to Rule 433
Registration No. 333-134218

Carrington Mortgage Loan Trust, Series 2006-NC5
Asset-Backed Pass-Through Certificates

Stanwich Asset Acceptance Company, L.L.C.
Depositor

Carrington Securities, LP
Sponsor

New Century Mortgage Corporation & Home123 Corporation
Originators

New Century Mortgage Corporation
Servicer

Wells Fargo Bank, N.A.
Trustee

Bear, Stearns & Co. Inc.
Lead Manager

J.P. Morgan Securities Inc.
Co-Manager

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates described herein, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change by information contained in a preliminary prospectus relating to the Offered Certificates. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Offered Certificates, until we have conveyed to you a preliminary prospectus relating to the Offered Certificates and we have accepted your offer to purchase Offered Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

IMPORTANT NOTICE REGARDING THE CONDITIONS
FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being offered when, as and if issued. The depositor is not obligated to issue such Offered Certificates or any similar security and the underwriter’s obligation to deliver such Offered Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered Certificates when, as and if issued by the issuing entity. You are advised that the terms of the Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter’s obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuing entity does not deliver such Offered Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Offered Certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

Filed Pursuant to Rule 433
Registration No. 333-134218

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-803-9204.

Notes:
Do not change the format of the template - do not add or delete rows or columns

Row labels in the Georgraphic Distribution and Top Originators table need to be modified - no other labels should be modified

If you include data in the "other" category for any table, please provide an explanation and underlying detail in your return email

Percentage data should be in percentage format

See footnotes for a description of LTV, CLTV and DTI calculations

Please direct any questions to Dave Lyle at 502-581-5313 or
david_lyle@invesco.com

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S&P Loss Coverage                                                                                                 Moody's Loss Coverage
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
           Rating                    Frequency                      Severity                     Loss Cov                        Rating                    Frequency                      Severity                     Loss Cov
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
              AAA                        50.29                         64.27                        32.52                           Aaa                                                                                    25.2
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
              AA+                        47.43                         58.61                        27.99                           Aa1                                                                                   21.65
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
               AA                        41.00                         55.77                        23.03                           Aa2                                                                                    18.5
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
              AA-                        38.68                         54.25                        21.13                           Aa3                                                                                   16.55
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
               A+                        36.50                         51.64                        18.99                            A1                                                                                   14.85
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
                A                        33.92                         50.14                        17.14                            A2                                                                                    13.2
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
               A-                        32.04                         48.64                        15.71                            A3                                                                                   11.65
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
             BBB+                        29.79                         47.70                        14.32                          Baa1                                                                                   10.25
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
              BBB                        27.89                         46.76                        13.14                          Baa2                                                                                    8.95
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
             BBB-                        25.28                         45.96                        11.71                          Baa3                                                                                    8.05
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
              BB+                        22.15                         45.16                        10.08                           Ba1                                                                                    7.15
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
               BB                        19.12                         44.76                         8.62                           Ba2                                                                                     6.4
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
              BB-                        16.58                         44.37                         7.41                           Ba3                                                                                    5.75
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
               B+                        13.99                         43.97                         6.20                            B1                                                                                    5.25
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
                B                        11.55                         43.57                         5.07                            B2                                                                                    4.85
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------
               B-                                                                                                                    B3
---------------------------------------------------------------------------------------------------------         -------------------------------------------------------------------------------------------------------------

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                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Outstanding Principal Balance                                                               of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                             LTV (%)                           CLTV (%)                OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                              DTI (%)               DTI greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                                                                                   93                          $3,785,734                               0.31%                             9.876%                                 627                             $40,707                              84.98%                             84.98%                              73.61%                              69.67%                               0.00%                              18.47%                             68.35%                               0.00%                              37.37%                              46.02%                             62.75%                              19.07%                              17.28%                               0.00%                             86.71%                               6.69%                               6.60%
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$50,001 to $75,000                                                                               308                         $19,550,474                               1.61%                             9.702%                                 598                             $63,476                              80.99%                             81.87%                              57.88%                              21.80%                               1.34%                              59.58%                             16.71%                               6.18%                              36.12%                              41.00%                             70.11%                              15.29%                              14.06%                               0.00%                             77.54%                               1.37%                              21.09%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$75,001 to $100,000                                                                              478                         $42,281,786                               3.48%                             9.065%                                 593                             $88,456                              80.16%                             84.07%                              44.80%                              12.09%                               4.46%                              67.41%                              5.28%                              21.77%                              38.21%                              46.55%                             74.61%                              11.40%                              12.79%                               0.00%                             87.73%                               2.57%                               9.70%
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$100,001 to $125,000                                                                             526                         $59,457,965                               4.89%                             8.821%                                 604                            $113,038                              79.98%                             84.69%                              41.60%                              11.05%                              10.03%                              74.60%                              2.78%                              24.99%                              39.11%                              52.24%                             67.37%                              15.31%                              16.56%                               0.00%                             89.06%                               2.22%                               8.72%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$125,001 to $150,000                                                                             514                         $70,755,971                               5.82%                             8.697%                                 600                            $137,658                              79.30%                             83.94%                              41.52%                               7.84%                              11.82%                              84.09%                              1.73%                              24.33%                              39.54%                              54.16%                             70.05%                              14.58%                              13.61%                               0.00%                             88.09%                               2.15%                               9.75%
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$150,001 to $175,000                                                                             458                         $74,611,924                               6.13%                             8.505%                                 601                            $162,908                              78.86%                             83.20%                              37.03%                               8.27%                              14.28%                              86.66%                              0.65%                              22.93%                              39.66%                              54.92%                             65.61%                              18.78%                              14.31%                               0.00%                             92.55%                               1.53%                               5.92%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$175,001 to $200,000                                                                             432                         $81,306,899                               6.68%                             8.482%                                 606                            $188,210                              78.94%                             84.19%                              34.36%                               7.35%                              20.60%                              88.18%                              0.00%                              26.99%                              40.90%                              61.54%                             63.24%                              17.93%                              17.66%                               0.00%                             89.64%                               2.94%                               7.42%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$200,001 to $225,000                                                                             373                         $79,418,871                               6.53%                             8.339%                                 608                            $212,919                              79.31%                             83.99%                              39.14%                               6.45%                              19.49%                              86.66%                              0.00%                              23.78%                              41.00%                              61.09%                             59.62%                              16.65%                              22.38%                               0.00%                             88.74%                               2.94%                               8.32%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$225,001 to $250,000                                                                             345                         $81,919,848                               6.73%                             8.272%                                 609                            $237,449                              78.40%                             83.06%                              38.77%                               6.93%                              25.50%                              86.42%                              0.00%                              24.02%                              41.35%                              61.42%                             55.64%                              24.44%                              17.67%                               0.00%                             90.95%                               3.83%                               5.21%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$250,001 to $275,000                                                                             272                         $71,430,980                               5.87%                             8.174%                                 608                            $262,614                              80.15%                             84.70%                              43.11%                               9.62%                              26.13%                              88.61%                              0.00%                              23.76%                              41.77%                              68.31%                             60.32%                              19.84%                              17.66%                               0.00%                             90.46%                               2.58%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$275,001 to $300,000                                                                             246                         $71,026,535                               5.84%                             8.306%                                 614                            $288,726                              81.03%                             85.06%                              46.18%                              13.73%                              25.86%                              88.60%                              0.00%                              21.05%                              42.23%                              66.80%                             58.48%                              19.60%                              19.52%                               0.00%                             91.47%                               2.42%                               6.11%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$300,001 to $325,000                                                                             194                         $60,722,702                               4.99%                             8.176%                                 622                            $313,004                              82.24%                             87.86%                              45.26%                               9.27%                              30.96%                              88.08%                              0.00%                              29.80%                              41.99%                              67.06%                             50.02%                              29.77%                              18.63%                               0.00%                             91.81%                               1.50%                               6.69%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$325,001 to $350,000                                                                             151                         $50,998,554                               4.19%                             8.170%                                 612                            $337,739                              81.40%                             85.11%                              48.37%                              11.86%                              21.24%                              86.76%                              0.00%                              18.52%                              42.93%                              71.55%                             53.66%                              19.23%                              25.11%                               0.00%                             93.48%                               1.95%                               4.57%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$350,001 to $375,000                                                                             169                         $61,148,504                               5.03%                             7.902%                                 621                            $361,825                              80.53%                             85.10%                              42.59%                               8.89%                              24.92%                              85.85%                              0.00%                              23.69%                              43.20%                              75.12%                             52.71%                              21.90%                              24.19%                               0.00%                             88.03%                               3.63%                               8.34%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$375,001 to $400,000                                                                             176                         $68,237,428                               5.61%                             7.900%                                 621                            $387,713                              80.79%                             86.32%                              38.72%                              10.77%                              26.02%                              90.33%                              0.00%                              28.92%                              43.21%                              72.12%                             51.63%                              20.54%                              25.01%                               0.00%                             92.58%                               0.56%                               6.86%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000                                                                             229                         $97,082,522                               7.98%                             7.927%                                 634                            $423,941                              83.48%                             88.14%                              54.07%                              16.52%                              33.38%                              91.04%                              0.00%                              24.82%                              42.98%                              75.52%                             46.81%                              25.25%                              27.06%                               0.00%                             90.35%                               2.59%                               7.05%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000                                                                             170                         $81,026,971                               6.66%                             7.880%                                 630                            $476,629                              83.13%                             88.35%                              47.74%                              13.51%                              29.23%                              89.94%                              0.00%                              26.84%                              43.04%                              76.00%                             42.83%                              29.95%                              26.65%                               0.00%                             93.44%                               3.01%                               3.54%
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$500,001 to $600,000                                                                             131                         $71,320,457                               5.86%                             8.056%                                 633                            $544,431                              83.67%                             89.30%                              55.94%                              13.07%                              33.71%                              87.88%                              0.00%                              29.65%                              42.36%                              67.04%                             43.71%                              26.65%                              26.51%                               0.00%                             93.29%                               0.73%                               5.99%
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$600,001 to $700,000                                                                              56                         $36,106,611                               2.97%                             7.891%                                 643                            $644,761                              83.62%                             88.52%                              55.36%                              15.70%                              44.56%                              91.15%                              0.00%                              24.92%                              41.76%                              71.13%                             54.00%                              32.29%                              11.92%                               0.00%                             90.86%                               1.85%                               7.29%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$700,001 to $800,000                                                                              22                         $16,177,714                               1.33%                             7.901%                                 642                            $735,351                              78.72%                             86.57%                              22.49%                               4.40%                              36.17%                              81.65%                              0.00%                              40.36%                              38.18%                              63.57%                             67.83%                              27.43%                               4.74%                               0.00%                             90.43%                               9.57%                               0.00%
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$800,001 to $900,000                                                                               6                          $5,063,942                               0.42%                             8.628%                                 646                            $843,990                              86.10%                             89.41%                              50.60%                              33.23%                              16.51%                              83.91%                              0.00%                              16.53%                              41.53%                              65.85%                             50.60%                              33.31%                              16.09%                               0.00%                             83.22%                               0.00%                              16.78%
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$900,001 to $1,000,000                                                                             5                          $4,896,561                               0.40%                             8.023%                                 625                            $979,312                              80.68%                             91.65%                              20.42%                               0.00%                              40.44%                              59.21%                              0.00%                              60.82%                              40.64%                              79.58%                             79.61%                               0.00%                               0.00%                               0.00%                            100.00%                               0.00%                               0.00%
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$1,000,001 or greater                                                                              7                          $8,305,891                               0.68%                             7.492%                                 654                          $1,186,556                              75.25%                             77.99%                              13.81%                               0.00%                              27.69%                              68.16%                              0.00%                              14.45%                              35.28%                              27.98%                            100.00%                               0.00%                               0.00%                               0.00%                            100.00%                               0.00%                               0.00%
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Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
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                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Product Type                                                                                of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                             LTV (%)                           CLTV (%)                OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                              DTI (%)               DTI greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
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2/28 ARM - Non-IO                                                                              1,264                        $223,779,827                              18.39%                             8.572%                                 609                            $177,041                              80.79%                             85.39%                              43.95%                               9.34%                               0.00%                             100.00%                              0.00%                              24.61%                              40.07%                              60.42%                             52.22%                              22.68%                              22.95%                               0.00%                             84.69%                               3.81%                              11.50%
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3/27 ARM - Non-IO                                                                                360                         $74,026,911                               6.08%                             8.741%                                 603                            $205,630                              83.71%                             87.20%                              63.08%                              10.19%                               0.00%                             100.00%                              0.00%                              19.20%                              40.50%                              62.39%                             61.14%                              21.60%                              16.40%                               0.00%                             92.04%                               2.06%                               5.90%
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5/25 ARM - Non-IO
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2/38/40 ARM - Non-IO
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2/38/30 ARM - Non-IO                                                                           1,391                        $354,000,958                              29.10%                             8.496%                                 597                            $254,494                              80.11%                             82.73%                              46.15%                               8.45%                               0.00%                             100.00%                              0.00%                              14.31%                              42.55%                              69.81%                             49.10%                              25.57%                              23.74%                               0.00%                             86.77%                               1.97%                              11.26%
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3/37/40 ARM - Non-IO
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3/37/30 ARM - Non-IO                                                                             397                        $108,583,177                               8.92%                             8.210%                                 609                            $273,509                              79.52%                             83.62%                              41.89%                              10.04%                               0.00%                             100.00%                              0.00%                              21.48%                              42.56%                              69.84%                             54.77%                              13.91%                              29.93%                               0.00%                             91.28%                               0.85%                               7.87%
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Other ARM - Non-IO
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2/28 ARM - IO                                                                                    684                        $197,302,376                              16.22%                             7.631%                                 644                            $288,454                              82.27%                             92.00%                              36.09%                              12.56%                             100.00%                             100.00%                              0.00%                              49.53%                              41.15%                              63.81%                             61.56%                              25.49%                              11.10%                               0.00%                             97.25%                               2.70%                               0.05%
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3/27 ARM - IO                                                                                    266                         $83,945,794                               6.90%                             7.469%                                 650                            $315,586                              83.20%                             90.76%                              46.66%                              16.69%                             100.00%                             100.00%                              0.00%                              38.46%                              41.25%                              59.57%                             64.41%                              23.61%                              11.37%                               0.00%                             98.29%                               1.71%                               0.00%
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5/25 ARM - IO
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2/38/40 ARM - IO
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2/38/30 ARM - IO
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3/37/40 ARM - IO
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3/37/30 ARM - IO
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Other ARM - IO
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Fixed 5 YR
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Fixed 10 YR                                                                                        2                             $99,733                               0.01%                             7.712%                                 606                             $49,866                              76.56%                             76.56%                               0.00%                               0.00%                               0.00%                               0.00%                              0.00%                               0.00%                              27.94%                               0.00%                            100.00%                               0.00%                               0.00%                               0.00%                             49.86%                               0.00%                              50.14%
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Fixed 15 YR                                                                                       20                          $2,278,302                               0.19%                             8.508%                                 585                            $113,915                              64.00%                             64.89%                               6.58%                               2.08%                               0.00%                               0.00%                              2.08%                               4.45%                              30.48%                              17.91%                             84.72%                              15.28%                               0.00%                               0.00%                             97.02%                               0.00%                               2.98%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Fixed 20 YR                                                                                       15                          $1,888,366                               0.16%                             8.850%                                 579                            $125,891                              71.83%                             71.83%                              24.09%                               0.00%                               0.00%                               0.00%                              0.00%                               0.00%                              37.90%                              46.53%                             68.78%                              31.22%                               0.00%                               0.00%                            100.00%                               0.00%                               0.00%
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Fixed 25 YR
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Fixed 30 YR                                                                                      581                         $81,429,192                               6.69%                             8.741%                                 619                            $140,154                              80.40%                             82.48%                              42.85%                              19.22%                               0.00%                               0.00%                             14.01%                              10.40%                              39.45%                              56.91%                             72.89%                               9.31%                              15.49%                               0.00%                             92.49%                               3.14%                               4.38%
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Fixed 40 YR
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Fixed 30/15 Balloon
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Fixed 40/30 Balloon                                                                              354                         $83,444,676                               6.86%                             8.057%                                 631                            $235,719                              77.91%                             81.88%                              37.29%                              10.29%                               0.00%                               0.00%                              0.00%                              20.46%                              41.96%                              63.86%                             70.05%                               8.70%                              19.22%                               0.00%                             94.61%                               2.32%                               3.06%
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Fixed IO                                                                                          27                          $5,855,534                               0.48%                             7.897%                                 646                            $216,872                              82.07%                             90.56%                              38.59%                               2.92%                             100.00%                               0.00%                              0.00%                              41.16%                              42.13%                              73.49%                             82.57%                               8.49%                               8.94%                               0.00%                            100.00%                               0.00%                               0.00%
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Other Fixed
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Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
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                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
IO Term (years)                                                                             of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
3
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
5                                                                                                977                        $287,103,704                              23.60%                             7.589%                                 646                            $293,863                              82.54%                             91.61%                              39.23%                              13.57%                             100.00%                              97.96%                              0.00%                              46.12%                              41.20%                              62.77%                             62.83%                              24.59%                              11.14%                               0.00%                             97.61%                               2.36%                               0.04%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
10
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Other IO Term
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Non IO                                                                                         4,384                        $929,531,140                              76.40%                             8.483%                                 606                            $212,028                              80.26%                             83.67%                              45.24%                              10.06%                               0.00%                              81.80%                              1.23%                              18.17%                              41.43%                              65.12%                             55.57%                              20.24%                              22.45%                               0.00%                             88.47%                               2.42%                               9.12%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Geographic Distribution                                                                     of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
CA                                                                                             1,004                        $337,792,367                              27.76%                             7.860%                                 627                            $336,447                              79.43%                             85.41%                              36.40%                              11.39%                              42.76%                              89.44%                              1.39%                              30.75%                              41.98%                              67.89%                             51.26%                              27.52%                              19.10%                               0.00%                             93.36%                               1.29%                               5.35%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FL                                                                                               623                        $122,571,410                              10.07%                             8.490%                                 603                            $196,744                              79.59%                             83.06%                              40.93%                               9.39%                              17.61%                              83.95%                              0.60%                              17.93%                              41.34%                              61.69%                             57.36%                              24.78%                              15.41%                               0.00%                             85.03%                               5.45%                               9.53%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
NY                                                                                               340                        $113,074,673                               9.29%                             8.088%                                 625                            $332,573                              80.36%                             84.99%                              42.11%                               9.27%                              10.74%                              77.51%                              0.76%                              24.11%                              42.80%                              70.77%                             46.12%                              16.19%                              37.20%                               0.00%                             89.38%                               1.06%                               9.56%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
NJ                                                                                               280                         $78,715,545                               6.47%                             8.389%                                 625                            $281,127                              81.76%                             85.14%                              53.40%                               9.42%                              15.17%                              90.23%                              0.42%                              17.66%                              42.35%                              68.57%                             47.04%                              19.15%                              32.75%                               0.00%                             90.30%                               1.86%                               7.83%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
IL                                                                                               251                         $53,312,904                               4.38%                             8.435%                                 615                            $212,402                              83.77%                             87.76%                              55.87%                              17.93%                              12.07%                              91.04%                              0.41%                              20.63%                              41.43%                              64.47%                             61.34%                              15.89%                              20.57%                               0.00%                             91.50%                               0.61%                               7.88%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TX (If not included above)                                                                       408                         $52,994,349                               4.36%                             8.800%                                 610                            $129,888                              81.00%                             87.00%                              28.63%                              12.17%                               7.11%                              62.15%                              3.30%                              32.06%                              39.74%                              59.94%                             62.21%                              18.01%                              18.85%                               0.00%                             86.60%                               6.54%                               6.87%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MI (If not included above)                                                                       110                         $13,574,097                               1.12%                             8.951%                                 602                            $123,401                              83.38%                             87.41%                              58.35%                              12.88%                               5.44%                              87.50%                              0.52%                              22.47%                              39.44%                              49.86%                             59.21%                              23.62%                              17.16%                               0.00%                             89.21%                               0.00%                              10.79%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
OH (If not included above)                                                                        86                          $9,991,457                               0.82%                             8.924%                                 598                            $116,180                              85.83%                             89.79%                              64.10%                              17.11%                              11.99%                              80.27%                              0.00%                              22.92%                              39.35%                              54.96%                             77.09%                              11.64%                              10.28%                               0.00%                             84.02%                               2.32%                              13.66%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PA (If not included above)                                                                       184                         $27,082,199                               2.23%                             8.660%                                 600                            $147,186                              82.15%                             85.82%                              53.26%                              13.24%                              11.70%                              84.27%                              0.00%                              19.17%                              39.47%                              53.90%                             71.52%                              11.76%                              16.72%                               0.00%                             92.37%                               2.71%                               4.91%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
IN (If not included above)                                                                        59                          $5,839,878                               0.48%                             9.305%                                 602                             $98,981                              86.84%                             87.98%                              76.50%                              21.28%                               8.76%                              85.44%                              0.00%                               7.01%                              38.33%                              48.13%                             75.27%                              11.92%                              12.81%                               0.00%                             75.22%                               1.57%                              23.21%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Original LTV(1)                                                                             of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                                                                                   183                         $28,454,190                               2.34%                             8.040%                                 588                            $155,487                              42.05%                             42.05%                               0.00%                               0.00%                               7.82%                              74.26%                              0.00%                               0.00%                              38.63%                              45.46%                             62.24%                              22.37%                              12.70%                               0.00%                             90.41%                               0.00%                               9.59%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                                                                                  84                         $16,611,412                               1.37%                             8.039%                                 582                            $197,755                              52.76%                             52.88%                               0.00%                               0.00%                              13.11%                              77.96%                              0.00%                               0.47%                              39.32%                              47.09%                             58.81%                              24.15%                              11.78%                               0.00%                             93.73%                               4.23%                               2.04%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                                                                                 134                         $28,609,971                               2.35%                             7.737%                                 589                            $213,507                              58.39%                             58.64%                               0.00%                               0.00%                               4.65%                              67.29%                              0.00%                               0.87%                              38.96%                              52.02%                             64.19%                              19.96%                              13.63%                               0.00%                             92.18%                               2.98%                               4.84%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                                                                                 191                         $40,539,469                               3.33%                             8.037%                                 582                            $212,249                              63.33%                             63.40%                               0.00%                               0.00%                              12.41%                              79.08%                              0.00%                               0.89%                              40.04%                              52.45%                             56.25%                              28.84%                              11.42%                               0.00%                             93.08%                               0.00%                               6.92%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%                                                                                 278                         $64,346,702                               5.29%                             8.172%                                 589                            $231,463                              68.78%                             69.40%                               0.00%                               0.00%                              14.94%                              85.08%                              0.00%                               3.71%                              40.95%                              61.32%                             53.63%                              26.53%                              17.64%                               0.00%                             92.98%                               0.86%                               6.16%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%                                                                                 362                         $82,156,961                               6.75%                             8.292%                                 589                            $226,953                              73.95%                             74.30%                               0.00%                               0.00%                              10.25%                              80.27%                              0.00%                               1.56%                              41.55%                              60.96%                             62.09%                              22.53%                              15.24%                               0.00%                             94.40%                               0.66%                               4.94%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%                                                                               1,781                        $422,736,446                              34.75%                             7.926%                                 635                            $237,359                              79.78%                             92.71%                               0.00%                               0.00%                              34.46%                              87.82%                              0.00%                              65.05%                              41.90%                              68.49%                             52.15%                              23.69%                              22.37%                               0.00%                             93.74%                               3.75%                               2.52%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%                                                                                 693                        $158,447,917                              13.02%                             8.554%                                 587                            $228,641                              84.51%                             85.43%                             100.00%                               0.00%                              15.90%                              87.16%                              0.00%                               7.44%                              41.20%                              63.71%                             61.67%                              17.02%                              19.07%                               0.00%                             91.15%                               2.30%                               6.55%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%                                                                               1,023                        $242,215,056                              19.91%                             8.611%                                 617                            $236,769                              89.65%                             89.92%                             100.00%                               0.00%                              20.01%                              90.06%                              0.00%                               3.86%                              41.07%                              64.47%                             56.38%                              20.73%                              22.12%                               0.00%                             82.97%                               1.36%                              15.67%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%                                                                                 431                        $113,818,289                               9.36%                             8.477%                                 638                            $264,080                              94.83%                             94.86%                             100.00%                             100.00%                              34.23%                              89.39%                              0.18%                               0.73%                              42.70%                              71.13%                             69.46%                              10.71%                              18.24%                               0.00%                             87.74%                               2.94%                               9.31%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%                                                                                201                         $18,698,432                               1.54%                            10.209%                                 666                             $93,027                             100.00%                            100.00%                             100.00%                             100.00%                               0.00%                              33.80%                             60.15%                               0.00%                              40.00%                              61.36%                             47.85%                              31.43%                              19.25%                               0.00%                             97.59%                               2.41%                               0.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
100.01% to 105.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
105.01% to 110.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
110.01% to 115.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
115.01% to 120.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
120.01% to 125.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Original CLTV(2)                                                                            of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                                                                                   183                         $28,454,190                               2.34%                             8.040%                                 588                            $155,487                              42.05%                             42.05%                               0.00%                               0.00%                               7.82%                              74.26%                              0.00%                               0.00%                              38.63%                              45.46%                             62.24%                              22.37%                              12.70%                               0.00%                             90.41%                               0.00%                               9.59%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                                                                                  83                         $16,533,504                               1.36%                             8.036%                                 582                            $199,199                              52.76%                             52.76%                               0.00%                               0.00%                              13.17%                              77.85%                              0.00%                               0.00%                              39.29%                              46.84%                             58.62%                              24.26%                              11.83%                               0.00%                             93.70%                               4.25%                               2.05%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                                                                                 133                         $28,361,471                               2.33%                             7.750%                                 588                            $213,244                              58.39%                             58.39%                               0.00%                               0.00%                               3.81%                              67.01%                              0.00%                               0.00%                              38.97%                              52.47%                             64.75%                              20.14%                              12.88%                               0.00%                             92.11%                               3.00%                               4.88%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                                                                                 190                         $40,178,636                               3.30%                             8.031%                                 582                            $211,467                              63.34%                             63.34%                               0.00%                               0.00%                              12.52%                              78.89%                              0.00%                               0.00%                              39.99%                              52.02%                             56.76%                              28.20%                              11.52%                               0.00%                             93.01%                               0.00%                               6.99%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%                                                                                 272                         $61,962,428                               5.09%                             8.195%                                 589                            $227,803                              68.79%                             68.79%                               0.00%                               0.00%                              14.85%                              86.46%                              0.00%                               0.00%                              40.87%                              61.24%                             53.38%                              27.55%                              16.79%                               0.00%                             92.71%                               0.89%                               6.40%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%                                                                                 356                         $81,234,129                               6.68%                             8.296%                                 589                            $228,186                              73.90%                             73.93%                               0.00%                               0.00%                              10.00%                              80.84%                              0.00%                               0.44%                              41.49%                              60.73%                             61.58%                              23.23%                              15.04%                               0.00%                             94.50%                               0.67%                               4.83%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%                                                                                 670                        $147,826,993                              12.15%                             8.413%                                 590                            $220,637                              79.40%                             79.42%                               0.00%                               0.00%                              12.63%                              82.52%                              0.00%                               0.05%                              40.89%                              63.93%                             56.33%                              22.10%                              20.05%                               0.00%                             90.36%                               2.63%                               7.01%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%                                                                                 643                        $148,751,881                              12.23%                             8.544%                                 586                            $231,340                              84.28%                             84.47%                              98.59%                               0.00%                              14.54%                              85.82%                              0.00%                               1.41%                              41.17%                              63.27%                             61.92%                              17.57%                              18.75%                               0.00%                             90.93%                               2.45%                               6.62%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%                                                                                 983                        $235,405,298                              19.35%                             8.587%                                 617                            $239,476                              89.53%                             89.63%                              99.76%                               0.00%                              20.32%                              89.75%                              0.00%                               1.08%                              40.96%                              63.72%                             56.61%                              20.24%                              22.36%                               0.00%                             82.53%                               1.40%                              16.07%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%                                                                                 496                        $126,069,075                              10.36%                             8.481%                                 637                            $254,172                              93.69%                             94.82%                              95.01%                              89.63%                              35.21%                              90.07%                              0.16%                              10.37%                              42.45%                              69.87%                             67.88%                              11.76%                              18.92%                               0.00%                             87.94%                               3.09%                               8.96%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%                                                                              1,352                        $301,857,242                              24.81%                             7.862%                                 657                            $223,267                              81.52%                             99.96%                              10.57%                               6.47%                              41.99%                              87.20%                              3.73%                              93.81%                              42.43%                              71.23%                             50.04%                              24.55%                              23.25%                               0.00%                             95.96%                               3.93%                               0.12%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
100.01% to 105.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
105.01% to 110.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
110.01% to 115.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
115.01% to 120.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
120.01% to 125.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Debt-to-Income Ratio(3)                                                                     of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0.00% to 5.00%                                                                                     6                          $1,365,376                               0.11%                             8.818%                                 577                            $227,563                              77.48%                             77.48%                              43.20%                               0.00%                               0.00%                              74.17%                              0.00%                               0.00%                               2.08%                               0.00%                             88.06%                               0.00%                               0.00%                               0.00%                             50.39%                              30.18%                              19.44%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
5.01% to 10.00%                                                                                   11                          $2,913,434                               0.24%                             8.018%                                 655                            $264,858                              82.75%                             86.39%                              62.56%                              14.49%                              24.30%                              95.41%                              0.00%                              24.30%                               8.07%                               0.00%                             79.53%                              15.37%                               0.00%                               0.00%                             46.53%                               0.00%                              53.47%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
10.01% to 15.00%                                                                                  38                          $8,283,347                               0.68%                             8.235%                                 634                            $217,983                              76.87%                             79.01%                              49.14%                               1.57%                               7.91%                              75.87%                              1.57%                              10.73%                              12.67%                               0.00%                             67.05%                              26.04%                               5.10%                               0.00%                             67.39%                               9.03%                              23.57%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
15.01% to 20.00%                                                                                  73                         $12,505,174                               1.03%                             8.262%                                 624                            $171,304                              79.27%                             82.00%                              35.52%                               3.53%                              12.17%                              82.18%                              1.46%                              14.07%                              17.59%                               0.00%                             65.97%                              21.07%                               8.88%                               0.00%                             79.34%                               4.63%                              16.04%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
20.01% to 25.00%                                                                                 209                         $36,972,563                               3.04%                             8.466%                                 618                            $176,902                              77.85%                             81.93%                              36.67%                               8.91%                              22.20%                              78.85%                              1.71%                              21.68%                              22.77%                               0.00%                             63.61%                              26.09%                               8.09%                               0.00%                             88.75%                               0.00%                              11.25%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
25.01% to 30.00%                                                                                 363                         $65,516,147                               5.39%                             8.332%                                 616                            $180,485                              78.14%                             80.83%                              40.75%                               5.93%                              23.54%                              80.75%                              0.93%                              13.76%                              27.78%                               0.00%                             61.78%                              27.21%                               9.22%                               0.00%                             84.54%                               4.15%                              11.30%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
30.01% to 35.00%                                                                                 589                        $112,346,112                               9.23%                             8.315%                                 610                            $190,740                              78.80%                             82.40%                              41.40%                               9.91%                              25.09%                              82.51%                              1.13%                              19.18%                              32.76%                               0.00%                             60.38%                              24.28%                              13.69%                               0.00%                             91.53%                               0.68%                               7.80%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
35.01% to 40.00%                                                                                 875                        $191,252,451                              15.72%                             8.286%                                 621                            $218,574                              80.68%                             85.22%                              44.94%                              10.87%                              27.29%                              86.94%                              1.02%                              23.67%                              37.69%                               0.00%                             56.62%                              23.83%                              18.70%                               0.00%                             89.81%                               1.24%                               8.95%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
40.01% to 45.00%                                                                               1,189                        $283,726,037                              23.32%                             8.271%                                 619                            $238,626                              81.80%                             87.07%                              45.24%                              11.46%                              25.44%                              87.46%                              1.28%                              27.49%                              42.66%                             100.00%                             51.72%                              28.08%                              18.58%                               0.00%                             91.53%                               3.19%                               5.28%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
45.01% to 50.00%                                                                               1,750                        $442,100,974                              36.34%                             8.257%                                 616                            $252,629                              82.78%                             88.49%                              47.55%                              13.07%                              23.59%                              87.28%                              0.65%                              29.80%                              47.89%                             100.00%                             55.96%                              15.38%                              26.92%                               0.00%                             91.71%                               2.62%                               5.67%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                                                                                 258                         $59,653,230                               4.90%                             8.084%                                 582                            $231,214                              71.16%                             72.55%                              18.35%                               3.60%                               6.29%                              77.51%                              0.32%                               7.34%                              52.98%                             100.00%                             76.01%                               9.25%                              12.17%                               0.00%                             95.70%                               1.65%                               2.65%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
60.01% or greater
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Lien                                                                                        of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
First                                                                                          5,188                      $1,205,183,169                              99.06%                             8.252%                                 615                            $232,302                              80.62%                             85.40%                              43.29%                              10.05%                              23.82%                              86.43%                              0.00%                              25.00%                              41.39%                              64.62%                             57.34%                              21.27%                              19.73%                               0.00%                             90.58%                               2.38%                               7.04%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Second                                                                                           173                         $11,451,676                               0.94%                            10.344%                                 672                             $66,195                              99.91%                             99.91%                             100.00%                             100.00%                               0.00%                               0.00%                            100.00%                               0.00%                              39.60%                              58.34%                             51.27%                              21.14%                              25.18%                               0.00%                             95.74%                               4.26%                               0.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Subordinate Loan Description - First Lien Only                                              of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Second behind first - in pool                                                                     47                         $11,662,262                               0.96%                             7.430%                                 674                            $248,133                              80.15%                             99.84%                               3.02%                               0.00%                              53.75%                              95.82%                              0.00%                             100.00%                              42.15%                              74.77%                             53.12%                              19.10%                              27.78%                               0.00%                             93.09%                               6.91%                               0.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Second behind first - not in pool                                                              1,189                        $289,659,466                              23.81%                             7.763%                                 653                            $243,616                              80.35%                             99.47%                               7.47%                               0.29%                              43.55%                              90.49%                              0.00%                             100.00%                              42.50%                              70.91%                             50.42%                              24.00%                              23.42%                               0.00%                             95.45%                               4.00%                               0.54%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
No second behind first                                                                         3,952                        $903,861,441                              74.29%                             8.420%                                 602                            $228,710                              80.71%                             80.71%                              55.29%                              13.30%                              17.11%                              85.01%                              0.00%                               0.00%                              41.03%                              62.47%                             59.61%                              20.42%                              18.44%                               0.00%                             88.98%                               1.81%                               9.21%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Unknown
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,188                      $1,205,183,169                              99.06%                             8.252%                                 615                            $232,302                              80.62%                             85.40%                              43.29%                              10.05%                              23.82%                              86.43%                              0.00%                              25.00%                              41.39%                              64.62%                             57.34%                              21.27%                              19.73%                               0.00%                             90.58%                               2.38%                               7.04%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Loan Purpose                                                                                of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                             LTV (%)                           CLTV (%)                OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                              DTI (%)               DTI greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                                       1,882                        $411,436,620                              33.82%                             8.278%                                 646                            $218,617                              83.78%                             95.38%                              36.42%                              12.87%                              31.29%                              89.60%                              2.43%                              60.35%                              41.71%                              67.86%                             44.83%                              24.85%                              28.41%                               0.00%                             86.21%                               4.81%                               8.99%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                                            2,943                        $681,330,422                              56.00%                             8.314%                                 597                            $231,509                              78.72%                             78.95%                              47.39%                               9.35%                              17.67%                              83.67%                              0.21%                               1.36%                              41.01%                              62.09%                             61.53%                              20.87%                              16.05%                               0.00%                             92.53%                               0.98%                               6.49%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                                                                            536                        $123,867,803                              10.18%                             8.024%                                 616                            $231,097                              82.34%                             89.11%                              48.83%                              12.79%                              30.64%                              83.08%                              0.00%                              35.29%                              42.28%                              67.19%                             75.27%                              11.58%                              11.64%                               0.00%                             94.83%                               2.24%                               2.94%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Other
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Property Type                                                                               of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                             LTV (%)                           CLTV (%)                OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                              DTI (%)               DTI greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Single Family                                                                                  3,942                        $860,878,107                              70.76%                             8.274%                                 612                            $218,386                              80.66%                             85.11%                              44.09%                              10.55%                              23.41%                              84.76%                              0.88%                              23.22%                              41.35%                              64.36%                             58.72%                              21.08%                              18.49%                               0.00%                             92.74%                               1.73%                               5.53%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Two-to-Four Family                                                                               378                        $116,040,683                               9.54%                             8.284%                                 633                            $306,986                              79.22%                             83.26%                              40.76%                               8.90%                              10.13%                              86.24%                              0.78%                              21.37%                              42.25%                              68.91%                             42.45%                              20.73%                              35.54%                               0.00%                             78.84%                               0.00%                              21.16%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Five-to-Eight Family
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Condo                                                                                            350                         $75,478,127                               6.20%                             8.298%                                 635                            $215,652                              81.33%                             87.22%                              40.51%                              11.74%                              28.86%                              90.66%                              0.66%                              29.91%                              41.32%                              64.24%                             51.63%                              26.24%                              20.60%                               0.00%                             82.62%                               8.06%                               9.32%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Row Home
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Townhouse
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                                                                         688                        $163,593,945                              13.45%                             8.239%                                 617                            $237,782                              82.44%                             88.66%                              46.18%                              13.74%                              31.66%                              87.43%                              1.49%                              33.05%                              40.92%                              62.69%                             62.93%                              20.30%                              15.08%                               0.00%                             91.52%                               5.04%                               3.45%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                                                                               3                            $643,983                               0.05%                             8.659%                                 588                            $214,661                              78.84%                             78.84%                              34.96%                               0.00%                              35.43%                              64.57%                              0.00%                               0.00%                              42.70%                              65.04%                             35.43%                              29.61%                               0.00%                               0.00%                            100.00%                               0.00%                               0.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Other
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Documentation                                                                               of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Full                                                                                           3,296                        $696,919,106                              57.28%                             8.013%                                 603                            $211,444                              80.87%                             85.03%                              46.25%                              12.63%                              25.88%                              81.92%                              0.84%                              21.84%                              41.19%                              63.06%                            100.00%                               0.00%                               0.00%                               0.00%                             93.99%                               1.33%                               4.69%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Stated Income - Wage Earner (Assets Verified)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Stated Income - Self-Employed (Assets Verified)                                                1,014                        $258,746,193                              21.27%                             8.673%                                 624                            $255,174                              79.72%                             85.03%                              36.81%                               6.98%                              27.29%                              93.71%                              0.94%                              27.73%                              39.87%                              59.20%                              0.00%                             100.00%                               0.00%                               0.00%                             84.51%                               4.46%                              11.03%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
SISA (Stated Income/Stated Assets)                                                               971                        $240,677,000                              19.78%                             8.605%                                 643                            $247,865                              81.96%                             87.66%                              44.93%                              10.12%                              13.29%                              87.88%                              1.20%                              29.53%                              43.56%                              74.36%                              0.00%                               0.00%                             100.00%                               0.00%                             87.43%                               3.50%                               9.06%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
NINA (No Income/No Asset Info Provided)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Other                                                                                             80                         $20,292,545                               1.67%                             8.121%                                 608                            $253,657                              78.28%                             84.23%                              36.87%                              10.28%                              20.44%                              82.39%                              1.36%                              30.85%                              40.92%                              68.25%                              0.00%                               0.00%                               0.00%                               0.00%                             90.92%                               0.00%                               9.08%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Occupancy                                                                                   of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                             LTV (%)                           CLTV (%)                OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                              DTI (%)               DTI greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                                                                                 4,794                      $1,102,571,423                              90.62%                             8.195%                                 613                            $229,990                              80.53%                             85.54%                              42.04%                              10.71%                              25.42%                              85.10%                              0.99%                              26.06%                              41.64%                              65.50%                             59.41%                              19.83%                              19.09%                               0.00%                            100.00%                               0.00%                               0.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Second Home                                                                                      131                         $29,218,165                               2.40%                             8.705%                                 647                            $223,039                              82.08%                             90.17%                              36.73%                              13.01%                              23.15%                              84.63%                              1.67%                              42.44%                              41.24%                              74.04%                             31.66%                              39.47%                              28.87%                               0.00%                              0.00%                             100.00%                               0.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Investment                                                                                       436                         $84,845,257                               6.97%                             9.123%                                 647                            $194,599                              83.82%                             83.98%                              69.45%                              12.49%                               0.12%                              92.65%                              0.00%                               1.86%                              37.94%                              49.05%                             38.48%                              33.64%                              25.70%                               0.00%                              0.00%                               0.00%                             100.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Original Term (months)                                                                      of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                             LTV (%)                           CLTV (%)                OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                              DTI (%)               DTI greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
60 to 120                                                                                          2                             $99,733                               0.01%                             7.712%                                 606                             $49,866                              76.56%                             76.56%                               0.00%                               0.00%                               0.00%                               0.00%                              0.00%                               0.00%                              27.94%                               0.00%                            100.00%                               0.00%                               0.00%                               0.00%                             49.86%                               0.00%                              50.14%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
121 to 180                                                                                        20                          $2,278,302                               0.19%                             8.508%                                 585                            $113,915                              64.00%                             64.89%                               6.58%                               2.08%                               0.00%                               0.00%                              2.08%                               4.45%                              30.48%                              17.91%                             84.72%                              15.28%                               0.00%                               0.00%                             97.02%                               0.00%                               2.98%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
181 to 240                                                                                        15                          $1,888,366                               0.16%                             8.850%                                 579                            $125,891                              71.83%                             71.83%                              24.09%                               0.00%                               0.00%                               0.00%                              0.00%                               0.00%                              37.90%                              46.53%                             68.78%                              31.22%                               0.00%                               0.00%                            100.00%                               0.00%                               0.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
241 to 300
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
301 to 360                                                                                     5,324                      $1,212,368,445                              99.65%                             8.271%                                 616                            $227,718                              80.85%                             85.60%                              43.93%                              10.93%                              23.68%                              85.92%                              0.94%                              24.85%                              41.40%                              64.68%                             57.21%                              21.26%                              19.85%                               0.00%                             90.60%                               2.41%                               6.99%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
361 to 480
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Seasoning (months)                                                                          of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0                                                                                                 46                         $10,933,400                               0.90%                             7.951%                                 627                            $237,683                              81.52%                             87.36%                              35.37%                              13.46%                              30.66%                              82.87%                              0.00%                              29.23%                              42.03%                              67.84%                             55.49%                              15.82%                              27.42%                               0.00%                             93.00%                               7.00%                               0.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1 to 3                                                                                         5,119                      $1,165,942,806                              95.83%                             8.256%                                 616                            $227,768                              80.76%                             85.53%                              43.64%                              10.74%                              23.82%                              86.05%                              0.84%                              24.98%                              41.34%                              64.54%                             57.35%                              21.34%                              19.59%                               0.00%                             90.66%                               2.32%                               7.02%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
4 to 6                                                                                           196                         $39,758,638                               3.27%                             8.833%                                 609                            $202,850                              81.91%                             85.23%                              51.53%                              14.62%                              15.10%                              73.76%                              4.14%                              17.33%                              42.05%                              64.44%                             55.79%                              20.64%                              23.22%                               0.00%                             88.91%                               3.43%                               7.66%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
7 to 9
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
10 to 12
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
12 to 24
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
25 or greater
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Prepay Premium Term (months)                                                                of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
None                                                                                           1,762                        $402,378,187                              33.07%                             8.648%                                 618                            $228,364                              81.82%                             85.83%                              48.75%                              11.24%                              17.81%                              89.05%                              1.12%                              20.91%                              41.37%                              64.94%                             53.18%                              22.26%                              23.10%                               0.00%                             87.23%                               2.97%                               9.80%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
6
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
12                                                                                               336                        $109,028,845                               8.96%                             8.214%                                 621                            $324,491                              81.03%                             86.17%                              43.88%                              10.79%                              20.23%                              76.89%                              0.10%                              26.77%                              42.65%                              68.87%                             51.68%                              16.84%                              30.85%                               0.00%                             95.78%                               0.85%                               3.37%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
24                                                                                             2,346                        $508,680,711                              41.81%                             8.118%                                 609                            $216,829                              80.39%                             85.62%                              40.68%                               9.90%                              28.08%                              98.70%                              0.82%                              27.57%                              41.29%                              64.49%                             56.82%                              23.94%                              17.23%                               0.00%                             91.18%                               2.29%                               6.53%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
36                                                                                               917                        $196,547,102                              16.15%                             7.933%                                 626                            $214,337                              79.65%                             84.40%                              41.83%                              12.79%                              25.70%                              49.57%                              1.37%                              24.29%                              40.87%                              61.59%                             69.99%                              14.77%                              13.45%                               0.00%                             93.28%                               2.38%                               4.35%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
60
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Other
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Credit Score                                                                                of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
None
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
500 or less                                                                                       21                          $4,264,537                               0.35%                             9.125%                                 500                            $203,073                              76.06%                             76.51%                              21.15%                               0.00%                               0.00%                              94.22%                              0.00%                               2.27%                              41.35%                              64.62%                             89.69%                              10.31%                               0.00%                               0.00%                            100.00%                               0.00%                               0.00%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
501 to 525                                                                                       464                         $87,236,148                               7.17%                             9.343%                                 513                            $188,009                              74.92%                             75.41%                              30.10%                               0.00%                               0.00%                              85.40%                              0.00%                               3.13%                              42.13%                              67.07%                             80.09%                              17.64%                               0.00%                               0.00%                             96.27%                               0.96%                               2.77%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
526 to 550                                                                                       487                         $95,260,616                               7.83%                             8.969%                                 538                            $195,607                              75.88%                             76.67%                              35.08%                               0.63%                               0.00%                              85.29%                              0.00%                               5.45%                              42.16%                              67.04%                             74.13%                              22.38%                               1.65%                               0.00%                             97.15%                               0.55%                               2.31%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
551 to 575                                                                                       667                        $135,266,241                              11.12%                             8.745%                                 562                            $202,798                              78.54%                             79.02%                              50.20%                               3.79%                               0.27%                              88.24%                              0.00%                               4.37%                              41.06%                              63.24%                             63.68%                              18.78%                              15.34%                               0.00%                             93.83%                               1.77%                               4.40%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
576 to 600                                                                                       675                        $148,413,848                              12.20%                             8.461%                                 589                            $219,872                              81.30%                             82.13%                              59.29%                               9.01%                              13.83%                              87.84%                              0.08%                               5.60%                              42.05%                              67.73%                             59.54%                              13.99%                              25.51%                               0.00%                             95.31%                               1.25%                               3.44%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
601 to 625                                                                                       911                        $212,585,321                              17.47%                             8.093%                                 613                            $233,354                              82.05%                             86.86%                              49.51%                              15.42%                              37.19%                              86.89%                              0.37%                              25.18%                              41.28%                              62.94%                             63.71%                              17.84%                              16.57%                               0.00%                             91.57%                               2.45%                               5.98%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
626 to 650                                                                                       831                        $194,066,902                              15.95%                             7.994%                                 638                            $233,534                              82.88%                             89.84%                              42.77%                              16.82%                              39.42%                              85.64%                              1.39%                              35.31%                              41.23%                              64.11%                             55.48%                              20.35%                              22.61%                               0.00%                             90.03%                               2.47%                               7.50%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
651 to 675                                                                                       628                        $161,138,576                              13.24%                             7.851%                                 662                            $256,590                              82.12%                             91.38%                              36.14%                              13.26%                              34.30%                              87.77%                              1.88%                              47.29%                              40.75%                              63.29%                             40.07%                              33.23%                              24.84%                               0.00%                             86.01%                               2.86%                              11.13%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
676 to 700                                                                                       332                         $81,062,687                               6.66%                             7.827%                                 688                            $244,165                              82.68%                             91.59%                              39.39%                              15.12%                              33.27%                              81.64%                              3.09%                              44.98%                              41.33%                              64.70%                             42.23%                              28.06%                              27.71%                               0.00%                             82.42%                               5.49%                              12.09%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
701 to 725                                                                                       164                         $46,505,434                               3.82%                             7.646%                                 712                            $283,570                              83.49%                             91.76%                              43.62%                              16.89%                              31.88%                              80.17%                              2.59%                              42.57%                              41.06%                              62.79%                             40.43%                              21.16%                              37.59%                               0.00%                             82.72%                               3.36%                              13.92%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
726 to 750                                                                                       106                         $31,209,287                               2.57%                             7.666%                                 738                            $294,427                              83.06%                             93.41%                              37.00%                              14.13%                              29.23%                              69.23%                              2.58%                              52.70%                              41.74%                              72.76%                             33.99%                              24.85%                              40.81%                               0.00%                             80.96%                               3.01%                              16.04%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
751 to 775                                                                                        45                         $11,819,449                               0.97%                             7.936%                                 760                            $262,654                              82.21%                             91.51%                              32.64%                              10.79%                              23.88%                              73.81%                              2.53%                              46.50%                              40.09%                              51.72%                             20.29%                              33.43%                              46.28%                               0.00%                             67.15%                              17.31%                              15.55%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
776 to 800                                                                                        21                          $6,012,172                               0.49%                             7.329%                                 781                            $286,294                              80.60%                             87.52%                              32.63%                              13.63%                              23.79%                              74.39%                              0.00%                              34.57%                              36.10%                              34.48%                             56.19%                               0.00%                              43.81%                               0.00%                             87.82%                               0.00%                              12.18%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
801 to 825                                                                                         9                          $1,793,624                               0.15%                             7.302%                                 805                            $199,292                              74.10%                             80.10%                              35.88%                               0.00%                              10.66%                              85.97%                              0.00%                              29.99%                              44.00%                              85.78%                             57.03%                              10.66%                              32.31%                               0.00%                             92.88%                               0.00%                               7.12%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
826 or greater
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Delinquency Status (Days)                                                                   of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Current (0-29)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
30-59
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
60-89
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
90+
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Initial Rate Adjustment Cap - ARMs Only                                                     of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0.000%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0.500%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1.000%                                                                                            37                          $6,136,690                               0.50%                             8.864%                                 593                            $165,856                              83.45%                             86.79%                              59.93%                              11.20%                               7.71%                             100.00%                              0.00%                              20.59%                              41.59%                              69.10%                             45.97%                              31.92%                              11.37%                               0.00%                             79.06%                              11.64%                               9.30%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                                                             3                            $634,494                               0.05%                            10.027%                                 621                            $211,498                              82.03%                             82.03%                              85.96%                               0.00%                               0.00%                             100.00%                              0.00%                               0.00%                              46.03%                             100.00%                             14.04%                               0.00%                              85.96%                               0.00%                             68.14%                               0.00%                              31.86%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2.000%                                                                                         4,322                      $1,034,867,860                              85.06%                             8.249%                                 614                            $239,442                              81.10%                             86.11%                              44.46%                              10.38%                              27.13%                             100.00%                              0.00%                              26.28%                              41.50%                              65.26%                             54.89%                              23.24%                              20.32%                               0.00%                             90.16%                               2.32%                               7.52%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2.500%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
3.000%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
3.500%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
4.000%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
4.500%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
5.000%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Other
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         4,362                      $1,041,639,044                              85.62%                             8.253%                                 614                            $238,799                              81.11%                             86.12%                              44.57%                              10.37%                              27.00%                             100.00%                              0.00%                              26.24%                              41.50%                              65.31%                             54.81%                              23.28%                              20.30%                               0.00%                             90.08%                               2.37%                               7.55%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Subsequent Rate Adjustment Cap - ARMs Only                                                  of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0.000%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0.500%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1.000%                                                                                            41                          $6,640,828                               0.55%                             8.901%                                 593                            $161,971                              83.26%                             87.14%                              59.46%                              10.35%                               7.12%                             100.00%                              0.00%                              22.55%                              41.16%                              67.28%                             50.07%                              29.50%                              10.50%                               0.00%                             80.65%                              10.76%                               8.59%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1.500%                                                                                         4,321                      $1,034,998,216                              85.07%                             8.249%                                 614                            $239,527                              81.10%                             86.11%                              44.48%                              10.37%                              27.13%                             100.00%                              0.00%                              26.26%                              41.51%                              65.29%                             54.84%                              23.24%                              20.37%                               0.00%                             90.14%                               2.32%                               7.54%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2.000%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2.500%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
3.000%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
3.500%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
4.000%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
4.500%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
5.000%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Other
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         4,362                      $1,041,639,044                              85.62%                             8.253%                                 614                            $238,799                              81.11%                             86.12%                              44.57%                              10.37%                              27.00%                             100.00%                              0.00%                              26.24%                              41.50%                              65.31%                             54.81%                              23.28%                              20.30%                               0.00%                             90.08%                               2.37%                               7.55%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Freddie Early Indicator Score                                                               of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                                  1                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0 to 5
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
6 to 10
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
11 to 15
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
16 to 20
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
21 to 25
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
26 to 30
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
31 to 35
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
36 to 40
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
41 to 45
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
46 to 50
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
51 to 55
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
56 to 60
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
61 to 65
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
66 to 70
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
71 to 75
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
76 to 80
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
81 to 85
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
85 to 90
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
91 to 95
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
96 to 100
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                                         5,361                      $1,216,634,845                             100.00%                             8.272%                                 616                            $226,942                              80.80%                             85.54%                              43.82%                              10.89%                              23.60%                              85.62%                              0.94%                              24.77%                              41.37%                              64.56%                             57.28%                              21.27%                              19.78%                               0.00%                             90.62%                               2.40%                               6.97%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number                                                              Percent of                                 WA                                  WA                             Average                         WA Original                        WA Original                             Percent                             Percent                             Percent                             Percent                            Percent                      % of firsts w/                                  WA                             Percent                            Percent                             Percent                             Percent                             Percent                            Percent                             Percent                             Percent
Top 5 Originators (Note Additional Columns)                                                 of Loans                              UPB ($)                        Pool by UPB                          Coupon (%)                               FICO                              UPB ($)                              LTV(1) (%)                   CLTV(2)(%)                  OLTV greater than80                 OLTV greater than90                                  IO                                ARMs                           2nd Lien                         2nd in pool                            DTI(3)(%)            DTI(3) greater than 40%                           Full Doc                          Stated Doc                                SISA                                NINA                          Owner Occ                            2nd Home                          Investment
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1 (input name)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2 (input name)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
3 (input name)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
4 (input name)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
5 (input name)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Total:
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

% of Original Purchase Pool
-------------------------------------------------------------------------------------------------------------------
Size of Underwriting                              Size of Appraisal                                   Pull-Through
Diligence Sample (%)                            Diligence Sample (%)                                       Rate (%)
-------------------------------------------------------------------------------------------------------------------

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(1) LTV is defined as (a) for a first lien loan, the loan amount divided by the lesser of the appraised value or sales price of the related property and (b) for a second lien loan, the sum of the loan amount plus the amount of the senior loan divided by the lesser of the appraised vaue or sales price of the related property.

(2) CLTV is defined as (a) for a first lien loan, the sum of the loan amount plus the amount of any subordinate lien on the related property divided by the lesser of the appraised value or sales price of the related property and (b) for a second lien loan, the sum of the loan amount plus the amount of the related senior loan divided by the lesser of the appraised vaue or sales price of the related property.

(3) All DTI data should reflect back-end DTI, which is the ratio of all of the borrower's monthly long-term debt payments (including the subject mortgage) to his or her income.